AMENDMENT NO. 2 TO REDUCING REVOLVING LOAN AGREEMENT

               This Amendment No. 2 to Reducing Revolving Loan Agreement (this "Amendment") dated as of August 30, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of May 25, 1994 among Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Bellagio, a Nevada corporation formerly known as "Beau Rivage" and "MR Realty" ("MRR"), MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, Societe Generale, Credit Lyonnais Los Angeles Branch and Credit Lyonnais Cayman Island Branch, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent, as heretofore amended (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

               Borrowers and the Administrative Co-Agent, acting with the consent of the Banks required under Section 11.2 of the Loan Agreement, agree as follows:

               1. AMENDMENT TO SECTION 1.1 RE: DEFINITION. The definition of "Commercial Paper Outstandings" contained in
          Section 1.1 of the Loan Agreement is amended to read in full as follows:

                    "'COMMERCIAL PAPER OUTSTANDINGS' means, as of any  date
               of determination, the aggregate principal amount of commercial paper of Borrowers or any one or more of them permitted under Section 6.10(f) that is outstanding on that date."

               2. AMENDMENT TO SECTION 3.12(a) - MANNER AND TREATMENT OF PAYMENTS. Section 3.12(a) of the Loan Agreement is amended to read in full as follows:

                    "(a) Each payment hereunder  (except payments  pursuant
               to Sections 2.11, 3.7, 3.8, 11.3, 11.11 and 11.22) or on the
               Notes or under any other Loan Document shall be made to the Administrative Co-Agent, at the Administrative Co-Agent's Office, for the account of each of the Banks or the Administrative Co-Agent, as the case may be, in immediately available funds not later than 12:30 p.m., San Francisco time, on the day of payment (which must be a Banking Day). All payments received after 12:30 p.m., San Francisco time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Administrative Co-Agent for the account of each Bank shall be immediately paid by the Administrative Co-Agent to the applicable Bank in immediately available funds and, if such payment was received by the Administrative Co-Agent by 12:30 p.m., San Francisco time, on a Banking Day and not so made available to the account of a Bank on that Banking Day, the Administrative Co-Agent shall reimburse that Bank for

                                       EXHIBIT 10.1
               the cost to such Bank of funding the amount of such payment at the Federal Funds Rate. All payments shall be made in lawful money of the United States of America."

               3.   AMENDMENT TO SECTION 6.10(f).   Section 6.10(f) of  the
          Loan Agreement is amended to read in full as follows:

                    "(f) Indebtedness consisting  of  commercial  paper  of
               Borrowers or any one or more of them on a joint and several basis in an aggregate principal amount not in excess of $350,000,000 outstanding at any one time; provided, that (i) the Senior Debt Rating, as of the date of issuance thereof, is BBB-/Baa3 or higher and (ii) the sum of (A) the aggregate principal amount thereof, plus (B) the aggregate principal amount outstanding under the Notes, plus (C) the Aggregate Effective Amount of all outstanding Letters of Credit, plus
               (D) the Swing Line Outstandings does not at any time exceed the then applicable Commitment;"

               4.   CONDITIONS  PRECEDENT.   The  effectiveness   of   this
          Amendment shall be conditioned upon the fulfillment of each of the following conditions precedent:

                    The Administrative Co-Agent  shall have received all of
               the following, each properly executed by a Responsible Official of each party thereto, each dated as of the date hereof:

                    (1) Counterparts of this Amendment executed by all parties hereto;

                    (2) Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                    (3) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

               5. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

               6. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, Borrowers, the Administrative Co-Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.

          MIRAGE RESORTS, INCORPORATED


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Chief Financial Officer

          THE MIRAGE CASINO-HOTEL


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Assistant Treasurer


          TREASURE ISLAND CORP.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          BELLAGIO (formerly, Beau Rivage and MR Realty)


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Assistant Treasurer


          MH, INC.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          GNLV, CORP.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
           ASSOCIATION, as Administrative Co-Agent


          By:  PEGGY A. FUJIMOTO
               __________________________________________
               Peggy A. Fujimoto
               Vice President

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